UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON D.C. 20549



                            FORM 8-K



                         CURRENT REPORT



             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


                          June 25, 1998
        Date of Report (Date of earliest event reported)


             MID-AMERICA APARTMENT COMMUNITIES, INC.
       (Exact Name of Registrant as Specified in Charter)



    TENNESSEE                   1-12762                      62-1543819
(State of Incorporation)  (Commission File Number)       (I.R.S. Employer
                                                      Identification Number)




                  6584 POPLAR AVENUE, SUITE 340
                    MEMPHIS, TENNESSEE 38138
            (Address of principal executive offices)



                         (901) 682-6600
       Registrant's telephone number, including area code





     (Former name or address, if changed since last report)

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                      Explanation of Filing

     This report contains as an exhibit the Underwriting Agreement between Mid-America Apartment Communities, Inc., Mid-America Apartments, L.P. Morgan Stanley & Co. Incorporated, Morgan Keegan & Company, Inc., Raymond James & Associates, Inc., and The Robinson-Humphrey Company in connection with the sale of 2,000,000 shares of the Company's 9 3/8% Series C Cumulative Redeemable Preferred Stock, $.01 par value per share, $25.00 liquidation value per share, pursuant to the Company's Prospectus Supplement dated June 25, 1998, to a base Prospectus dated September 9, 1997, included as a part of a Registration Statement on Form S-3 (No. 333-34775) filed with the Securities and Exchange Commission on September 2, 1997.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits.

          The following exhibits are filed herewith:

Exhibit             Description
--------           -----------------
1.1 Underwriting Agreement between Mid-America Apartment Communities, Inc., Mid-America Apartments, L.P. Morgan Stanley & Co. Incorporated, Morgan Keegan & Company, Inc., Raymond James & Associates, Inc., and The Robinson-Humphrey Company, LLC.

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                MID-AMERICA APARTMENT COMMUNITIES,INC.


Date:    June 30, 1998          /S/ Simon R.C. Wadsworth
      --------------------      -------------------------------------
                                 Simon R.C. Wadsworth
                                 Executive Vice President
                                (Principal Financial and Accounting Officer)